EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of InrobTech Ltd. (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Ben-Tsur Joseph, Chief Executive Officer and Chief Financial of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


____/s/_______________
Ben-Tsur Joseph
Chief Executive Officer and
Chief Financial Officer